                                                             EXHIBIT 1.A (6) (b)

                             ARTICLES OF AMENDMENT
                                    TO THE
                           ARTICLES OF INCORPORATION

     Pursuant to the provisions of the Colorado Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of
Incorporation:

     FIRST:  The name of the corporation is SECURITY LIFE AND ACCIDENT
COMPANY.

     SECOND: The following amendment was adopted by the shareholders of the corporation on July 27, 1977, in the manner prescribed by the Colorado Corporation Act:
             (See the page attached hereto and made a part hereof)

     THIRD: The number of shares of the corporation outstanding at the time of such adoption was 1,375,143 and the number of shares entitled to vote thereon was 1,375,143.

     FOURTH: The designation and number of outstanding shares of each series entitled to vote thereon as a Series were as follows:

          SERIES A  (1 vote per share)     1,242,043 shares
          SERIES B  (8 votes per share)      133,100 shares

     FIFTH: The number of shares voted for such amendment was 1,252, 534; and the number of shares voted against such amendment was 986.

     SIXTH: The number of shares of each series entitled to vote thereon as a series voted for and against such amendment, respectively, was:

                                                NUMBER OF SHARES VOTED
                                              For                Against
          SERIES A  (1 vote per share)     1,119,434               986
          SERIES B  (8 votes per share)      133,100              - 0 -

     SEVEN: The manner, if not set forth in such amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be effected, is as follows:

                                   No Change

     EIGHTH: The manner in which such amendment effects a change in the amount of stated capital, and the amount of stated capital as changed by such amendment, are as follows:

                                   No Change

                      SECURITY LIFE AND ACCIDENT COMPANY


(SEAL)                By:  /s/ Fred A. Deering
                                President

                      and  /s/ Shelby F. Harper
                                Secretary

STATE OF COLORADO                   )
                                    ) SS.
CITY AND COUNTY OF DENVER           )

     Before me, Helen M. McCartney, a Notary Public within and for the said County and State, personally appeared FRED A. DEERING and SHELBY F. HARPER, who acknowledged before me that they are the President and Secretary, respectively, of SECURITY LIFE AND ACCIDENT COMPANY, a Colorado corporation and that they signed the foregoing Articles of Amendment as their free and voluntary act and deed for the uses and purposes therein set forth, and that the facts therein contained are true.

     In Witness Whereof, I have hereunto set my hand and seal this 9th day of August, 1977.

     My commission expires April 9, 1980

                                        /s/ Helen M. McCartney
(NOTARY SEAL)                               (Notary Public)

The next to the last sentence of ARTICLE III is amended by adding an introductory phrase, "Subject to Article XIII," so that it reads:

     Subject to Article XIII, any or all such shares shall be issued by the company from time to time for such consideration in money, property, or services as may be fixed by the Board of Directors without the necessity of action by the shareholders.

A new Article XIII is added:

                                 ARTICLE XIII

     No action shall be taken to issue or authorize the issuance of additional shares of capital stock or any class of securities convertible into capital stock, or issue or authorize the issuance of any other securities in respect of, in lieu of, or in substitution for the company's stock or change any of the terms of the company's outstanding capital stock or effect any merger, consolidation, acquisition of assets, disposition of assets or change in the company's capitalization, or other comparable event not in the ordinary course of its business, without the approval of the holders of a majority (or greater percentage if required by the corporation laws of the State of Colorado) of each series of the company's capital stock.

     No amendment of these Articles of Incorporation with regard to any action of the character referred to in this Article XIII shall be made without the approval of the holders of shares representing 66-2/3% of the votes represented by the outstanding capital stock.

                                                            EXHIBIT 1.A (6)  (c)

                             ARTICLES OF AMENDMENT
                                    TO THE
                           ARTICLES OF INCORPORATION

     Pursuant to the provisions of the Colorado corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of
Incorporation:

     FIRST:  The name of the corporation is SECURITY LIFE AND ACCIDENT
COMPANY.

     SECOND: The following amendment was adopted by the shareholders of the corporation on May 14, 1980, in the manner prescribed by the Colorado Corporation Act:

     Article V is amended to increase the maximum number of Directors from seven
     (7) to twelve (12) so that it reads:

                                   ARTICLE V

          The business and affairs of the company shall be under the control and management of a Board of Directors consisting of not less than five
          (5) and not more than twelve (12) members, the number to be fixed by the bylaws of the company.

     THIRD: The number of shares of the corporation outstanding at the time of such adoption was 1,436,737 and the number of shares entitled to vote thereon was 1,436,737. No class voting was required upon the proposed amendment.

     FOURTH: The number of shares voted for such amendment was 1,324,093, and the number of shares voted against such amendment was 5,413.

     FIFTH: The manner, if not set forth in such amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be effected, is as follows:

                                   No Change

     SIXTH: The manner in which such amendment effects a change in the amount of stated capital, and the amount of stated capital as changed by such amendment, are as follows:

                                   No Change

                      SECURITY LIFE AND ACCIDENT COMPANY


                      By /s/ Fred A. Deering
                               President
(SEAL)
                      and /s/ Shelby F. Harper
                               Secretary

STATE OF COLORADO                   )
                                    ) SS.
CITY AND COUNTY OF DENVER           )

     Before me, Bonnie Joy Miller, a Notary Public within and for said city and county, in the State aforesaid, personally appeared FRED A. DEERING and SHELBY
F. HARPER, who, being first duly sworn, declared that they are the President and Secretary, respectively, of SECURITY LIFE AND ACCIDENT COMPANY, a Colorado corporation, and severally acknowledged that they signed, sealed and delivered the foregoing Articles of Amendment to the Articles of Incorporation as their free and voluntary act and deed for the uses and purposes therein set forth, and that the statements therein contained are true.

     Given under my hand and notarial seal this 27th day of May, 1980.

     My commission expires March 12, 1984

                                        /s/ Bonnie Joy Miller
                                            (Notary Public)

                                                            EXHIBIT 1.A (6)  (d)

                             ARTICLES OF AMENDMENT
                                    TO THE
                           ARTICLES OF INCORPORATION

     Pursuant to the provisions of the Colorado Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of
Incorporation:

     FIRST:  The name of the corporation is SECURITY LIFE AND ACCIDENT
COMPANY.

     SECOND: The following amendment was adopted by the shareholders of the corporation on May 13, 1981, in the manner prescribed by the Colorado Corporation Act:

     Article I is  amended to change the corporate name so that it reads:

                                   ARTICLE I

     The corporate name of our said company shall be:

                   SECURITY LIFE OF DENVER INSURANCE COMPANY

     THIRD: The number of shares of the corporation outstanding at the time of such adoption was 1,436,737 and the number of shares entitled to vote thereon was 1,436,737. No class voting was required upon the proposed amendment.

     FOURTH: The number of shares voted for such amendment was 1,405,505, and the number of shares voted against such amendment was 180.

     FIFTH: The manner, if not set forth in such amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be effected, is as follows:

                                   No Change

     SIXTH: The manner in which such amendment effects a change in the amount of stated capital, and the amount of stated capital as changed by such amendment, are as follows:

                                   No Change

                      SECURITY LIFE AND ACCIDENT COMPANY


                      By /s/ Fred A. Deering
                               President
(SEAL)
                         and /s/ Shelby F. Harper
                                   Secretary

STATE OF COLORADO                   )
                                    ) SS.
CITY AND COUNTY OF DENVER           )

     Before me, Doris I. Stepudis, a Notary Public within and for said city and county, in the State aforesaid, personally appeared FRED A. DEERING and SHELBY
F. HARPER, who, being first duly sworn, declared that they are the President and Secretary, respectively, of SECURITY LIFE AND ACCIDENT COMPANY, a Colorado corporation, and severally acknowledged that they signed, sealed and delivered the foregoing Articles of Amendment to the Articles of Incorporation as their free and voluntary act and deed for the uses and purposes therein set forth, and that the statements therein contained are true.

     Given under my hand and notarial seal this 13th day of May, 1981.

     My commission expires:  My Commission Expires June 30, 1984

                                        /s/ Doris I. Stepudis
                                            (Notary Public)

                                                            EXHIBIT 1.A (6)  (e)

                             ARTICLES OF AMENDMENT
                                    TO THE
                           ARTICLES OF INCORPORATION

     Pursuant to the provisions of the Colorado Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of
Incorporation:

     FIRST: The name of the corporation is SECURITY LIFE OF DENVER INSURANCE COMPANY.

     SECOND: The following amendment was adopted by the shareholders of the Corporation on April 16, 1982, in the manner prescribed by the Colorado Corporation Act:

     Article III of the Restated Articles of Incorporation, as amended, is hereby deleted, and the following Article III is inserted in lieu thereof:

                                  ARTICLE III

          The authorized capital stock of said company is $2,980,000 Consisting of 149 shares of $20,000 par value Common Stock having one (l) vote each. Subject to Article XIII, any or all of such shares shall be issued by the company from time to time, for such consideration in money, property, or services as may be fixed by the Board of Directors without the necessity of action by the shareholders. All such shall be issued fully paid and non-assessable. No fractional shares shall be issued.

     Article XIII is amended by deleting the words "of each series" from the last sentence of the first paragraph.

     THIRD: The number of shares of the corporation outstanding at the time of such adoption was 1,436,737 and the number of shares entitled to vote thereon was 1,436,737. The number of votes represented by such shares was 2,368,437.

     FOURTH: The designation and number of outstanding shares of each series entitled to vote thereon as a Series were as follows:

          SERIES A  (1 vote per share)     1,303,637 shares
          SERIES B  (8 votes per share)      133,100 shares
                                           (1,064,800 votes)

     FIFTH:  The number of votes for or against such amendment was as follows:

                                               For               Against
          SERIES A  (1 vote per share)     1,268,665              5,138
          SERIES B  (8 votes per share)    1,064,800                  0

     SIXTH: The number of shares of each series entitled to vote thereon as a series voted for and against such amendment, respectively, was:

                                               For               Against
          SERIES A  (1 vote per share)     1,268,665              5,138
          SERIES B  (8 votes per share)      133,100                  0

     SEVENTH: The manner, if not set forth in such amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be effected, is as follows:

     Each 10,000 shares of the present Series A Common Stock is reclassified into one (1) share of New Common Stock. Each 10,000 shares of the present Series B Common Stock is reclassified into one (1) share of New Common Stock.

     EIGHTH: The manner in which such amendment effects a change in the amount of stated capital, and the amount of stated capital as changed by such amendment, are as follows:

     The stated capital will be decreased by $93,474

                         SECURITY LIFE OF DENVER
                           INSURANCE COMPANY


                         By /s/ Fred A. Deering
                                  President

                         and /s/ Shelby F. Harper
                                  Secretary
(SEAL)


STATE OF COLORADO                   )
                                    ) SS.
CITY AND COUNTY OF DENVER           )

     Before me, Helen M. McCartney, a notary public within and for said city and county, in the state aforesaid, personally appeared FRED A. DEERING and SHELBY
F. HARPER, who, being first duly sworn, declared that they are the President and Secretary, respectively, of SECURITY LIFE OF DENVER INSURANCE COMPANY, a Colorado corporation, and severally acknowledged that they signed, sealed and delivered the foregoing Articles of

Amendment to the Articles of Incorporation as their free and voluntary act and deed for the uses and purposes therein set forth, and that the statements therein contained are true.

     Given under my hand and notarial seal this 16 day of April, 1982.

     My commission expires April 9, 1984

                                        /s/ Helen M. McCartney
                                            (Notary Public)

                                                            EXHIBIT 1.A (6)  (f)


                             ARTICLES OF AMENDMENT
                       TO THE ARTICLES OF INCORPORATION
                   SECURITY LIFE OF DENVER INSURANCE COMPANY

     Pursuant to the provisions of the Colorado Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of
Incorporation:

     FIRST:  The name of the corporation is:

                  SECURITY LIFE OF DENVER INSURANCE COMPANY.

     SECOND: On May 29, 1985, the Shareholders of the corporation adopted an amendment to the Restated Articles of Incorporation deleting Article XII thereof in its entirety and redesignating Article XIII as Article XII.

     THIRD: The number of shares of the corporation outstanding at the time of such adoption was 144 and the number of shares entitled to vote thereon was 144. The number of votes represented by such shares was 144.

     FOURTH: The designation and number of outstanding shares of each class entitled to vote thereon as a class were as follows:

                                      Number
                       Class        of Shares
                       Common          144

     FIFTH: The number of shares for such amendment was 144 and the number of shares voted against such amendment was -0-.

     SIXTH: The number of shares of each class entitled to vote thereon as a class voted for and against such amendment, respectively, was:

                                    Number of Shares Voted
                    Class       For                   Against
                    Common      144                      -0-

     SEVENTH: The manner, if not set forth in such amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be effected, is as follows:

                                   NO CHANGE

     EIGHTH: The manner in which such amendment effects a change in the amount of stated capital, and the amount of stated capital as changed by such amendment, are as follows:

                                   NO CHANGE

Dated this 30th day of May, 1985

                              SECURITY LIFE OF DENVER INSURANCE
                              COMPANY


                              By:  /s/ Richard G. Horn
                                         President
(SEAL)
                              By:  /s/ Eugene L. Copeland
                                         Secretary

STATE OF COLORADO                   )
                                    ) SS.
CITY AND COUNTY OF DENVER           )

     Before me, Irene M. Colorosa, a notary public within and for said city and county, in the State aforesaid, personally appeared Richard G. Horn and Eugene
L. Copeland, who, being first duly sworn, declared that they are the President and Secretary, respectively, of SECURITY LIFE OF DENVER INSURANCE COMPANY, a Colorado corporation, and severally acknowledged that they signed, sealed and delivered the foregoing Articles of Amendment to the Articles of Incorporation as their free and voluntary act and deed for the uses and purposes therein set forth, and that the statements therein contained are true.

     Given under my hand and notarial seal this 30th day of May, 1985.

                                        /s/ Irene M. Colorosa
                                            Notary Public

     My commission expires: My commission expires Feb. 21, 1987

                                                            EXHIBIT 1.A (6)  (g)

                            ARTICLES OF AMENDMENT
                                    TO THE
                           ARTICLES OF INCORPORATION
                   SECURITY LIFE OF DENVER INSURANCE COMPANY


     Pursuant to the provisions of the Colorado Corporation Code, the undersigned corporation adopts the following Articles of Amendment to its Restated Articles of Incorporation:

     FIRST:  The name of the corporation is:

                  SECURITY LIFE OF DENVER INSURANCE COMPANY.

     SECOND: On May 8, 1987 The Shareholder of the corporation adopted an amendment to the Restated Articles of Incorporation adding the following as a new ARTICLE XII and redesignating the existing ARTICLE XII as ARTICLE XIII:

                                  ARTICLE III

     To the fullest extent permitted by the Colorado Corporation Code as it exists or may hereafter be amended, a director of the Company shall not be liable to the Company or its shareholders for monetary damages for breach of fiduciary duty as a director.

     THIRD: 100% of the issued and outstanding shares voted to approve this amendment.

     FOURTH: This amendment does not provide for an exchange, reclassification or cancellation of issued shares.

     FIFTH: This amendment does not effect a change in the amount of stated capital.

Dated this 26th day of May, 1987

                                    SECURITY LIFE OF DENVER INSURANCE
                                    COMPANY

                                    By:  /s/ Richard G. Horn
                                    Richard G. Horn, President

                                    By:  /s/ Eugene L. Copeland
                                    Eugene L. Copeland, Secretary

STATE OF COLORADO                   )
                                    ) SS.
CITY AND COUNTY OF DENVER           )

     Before me, Josephine S. Ochoa, a notary public within and for said city and county, in the state aforesaid, personally appeared Richard G. Horn and Eugene
L. Copeland, who, being first duly sworn, declared that they are the President and Secretary, respectively, of SECURITY LIFE OF DENVER INSURANCE COMPANY, a Colorado corporation, and severally acknowledged that they signed, sealed and delivered the foregoing Articles of Amendment to the Articles of Incorporation as their free and voluntary act and deed for the uses and purposes therein set forth, and that the statements therein contained are true.

     Given under my hand and notarial seal this 26th day of May, 1987.

                                        /s/ Josephine S. Ochoa
                                            Notary Public

     My commission expires:
     My commission expires May 17, 1988